Exhibit 10.6.3

EXECUTION COPY

AMENDMENT NO. 1 TO
AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT, dated as of April 21, 2016 (this “Amendment”), is entered into by and among Ditech Financial LLC (the “Seller”), Barclays Bank PLC, as a purchaser (in such capacity, “Barclays”) and as the agent (in such capacity, the “Agent”), and Sutton Funding LLC, as a purchaser (in such capacity, “Sutton” and, together with Barclays, each a “Purchaser” and collectively, the “Purchasers”). Unless otherwise defined herein, capitalized terms used in this Amendment have the meanings assigned to such terms in the Amended and Restated Master Repurchase Agreement, dated as of April 23, 2015 (as further amended, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”), among the Agent, the Purchasers and Green Tree Servicing, LLC (“Green Tree”), as a seller, and Ditech Mortgage Corp. (“Ditech”), as a seller.
Recitals
WHEREAS, Ditech, Green Tree, the Purchasers and the Agent were party to the Repurchase Agreement;
WHEREAS, the Purchasers, the Agent, Green Tree, Ditech and certain other parties entered into that certain Omnibus Amendment and Approval of Merger, dated as of August 28, 2015, pursuant to which the parties thereto acknowledged that (i) Ditech and DT Holdings LLC merged with and into Green Tree, (ii) the surviving entity changed its legal name to “Ditech Financial LLC”, a Delaware limited liability company, and (iii) Ditech Financial LLC continued as the sole surviving entity and assumed all rights and liabilities of Ditech and Green Tree under the Repurchase Agreement;
WHEREAS, pursuant to Section 28 of the Repurchase Agreement, the parties hereto desire to amend the Repurchase Agreement as described below.
NOW, THEREFORE, pursuant to the provisions of the Repurchase Agreement concerning modification and amendment thereof, and in consideration of the amendments, agreements and other provisions herein contained and of certain other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
Agreements
Section 1.Amendments.
(a)    Section 2 of the Repurchase Agreement is hereby amended by deleting the defined term “Maturity Date” and replacing it with the following:
“Maturity Date” means May 23, 2016.
(b)    Each reference to the address and contact information for “Barclays Capital – Operations” shall be deleted in its entirety and replaced with the following:

Barclays Capital – Operations
700 Prides Crossing
Newark, Delaware 19713
Attention: Brian Kevil
Telephone: (302) 286-1951
Facsimile: (646) 845-6464
Email: brian.kevil@barclays.com

Section 2.    Agreement in Full Force and Effect as Amended. As specifically amended hereby, the Repurchase Agreement remains in full force and effect. All references to the Agreement in any Program Document shall be deemed to mean the Repurchase Agreement as supplemented and amended hereby. This Amendment shall not constitute a novation of the Repurchase Agreement, but is a supplement thereto. The parties hereto agree to be bound by the terms and conditions of the Repurchase Agreement, as supplemented and amended by this Amendment, to the same effect as if such terms and conditions were set forth herein verbatim.
Section 3.    Conditions to Effectiveness of this Amendment. This Amendment shall become effective on the day when the Seller shall have (i) paid to Purchasers and Agent and Purchasers and Agent shall have received all accrued and unpaid fees and expenses owed to Purchaser in accordance with the Program Documents, including, without limitation, the Extension Fee as specified in the Amendment No. 1 to Second Amended and Restated Pricing Side Letter to Master Repurchase Agreement, dated as of the date hereof, in each case, in immediately available funds, and without deduction, set-off or counterclaim, and (ii) delivered to Purchaser (a) a copy of this Amendment duly executed by each of the parties hereto and (b) any other documents reasonably requested by Purchaser or Agent, each of which shall be in form and substance acceptable to Purchaser.
Section 4.    Miscellaneous.
(a)    This Amendment shall be binding upon the parties hereto and their respective successors and assigns.
(b)    The various headings and sub-headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Repurchase Agreement or any provision hereof or thereof.
(c)    THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS EXCEPT SECTIONS 5-1401 AND 5-1402 OF NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
(d)    This Amendment may be executed in one or more counterparts and by the different parties hereto on separate counterparts, including without limitation counterparts transmitted by facsimile or in .pdf format, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.
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IN WITNESS WHEREOF, each undersigned party has caused this Amendment No. 1 to the Amended and Restated Master Repurchase Agreement to be duly executed by one of its officers thereunto duly authorized as of the date and year first above written.
DITECH FINANCIAL LLC, as Seller
By:    /s/ Cheryl Collins
Name:    Cheryl Collins
Title:     SVP & Treasurer
BARCLAYS BANK PLC, as Agent and a Purchaser
By:    /s/ Joseph O 'Doherty
Name:    Joseph O 'Doherty
Title:     Managing Director
SUTTON FUNDING LLC, as a Purchaser
By:    /s/ Ellen Kiernan
Name:    Ellen Kiernan
Title:     Vice President

Signature Page to Barclays – Ditech Amendment No. 1 to A&R MRA